UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported):   May 15, 2003


                             ODD JOB STORES, INC.
                             --------------------
            (Exact name of registrant as specified in its charter)



            Ohio                    000-21597                34-1830097
         ----------                -----------              ------------
(State or other jurisdiction      (Commission            (IRS Employer
       of incorporation)           File Number)         Identification No.)



                  200 Helen Street
            South Plainfield, New Jersey                       07080
       --------------------------------------                ----------
      (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  908-222-1000


Former name or former address, if changed from last report:  N/A

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

            99.1   Press release of Odd Job Stores, Inc. issued on May 15, 2003


ITEM 9.  REGULATION FD DISCLOSURE

The following information is being furnished pursuant to Item 12 "Disclosure of Results of Operations and Financial Condition":

	On May 15, 2003, Odd Job Stores, Inc. issued a press release Reporting results for its fiscal first quarter ended March 31, 2003. A copy Of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ODD JOB STORES, INC.


Date:  May 15, 2003                 By:    /s/ Edward Cornell
                                       -----------------------------
                                           Edward Cornell,
                                           Executive Vice President and
                                           Chief Financial Officer